Exhibit 99.2

Schering-Plough Corporation
Statements of Consolidated Income
(Dollars in Millions, except EPS)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		1st Qtr.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$1st Qtr.

Net Sales	2,074							2,556	2,833	5,389	2,421	7,810	2,370	10,180	(19%)

Cost of Sales	658							579	675	1,254	644	1,898	607	2,505	14%
Gross Margin	1,416							1,977	2,158	4,135	1,777	5,912	1,763	7,675	(28%)

Total SG&A	843							919	995	1,914	870	2,784	897	3,681	(8%)
Research & Development	344							305	357	662	354	1,017	409	1,425	13%
Other, Net*	13							(26)	(16)	(41)	(4)	(47)	52	6	N/M
Income before Income Taxes	216							779	822	1,600	557	2,158	405	2,563	(72%)

Income Taxes	43							179	189	368	128	496	92	589	(76%)
Net Income	173							600	633	1,232	429	1,662	313	1,974	(71%)

Diluted Earnings per Common Share	0.12							0.41	0.43	0.84	0.29	1.13	0.21	1.34	(71%)

Avg. Shares Outstanding- Diluted	1,470							1,471	1,470	1,470	1,469	1,470	1,469	1,470
Actual Shares Outstanding	1,469							1,466	1,466	1,466	1,467	1,467	1,468	1,468

Ratios To Net Sales

Net Sales	100.0%							100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of Sales	31.7%							22.6%	23.8%	23.3%	26.6%	24.3%	25.6%	24.6%

Gross Margin	68.3%							77.4%	76.2%	76.7%	73.4%	75.7%	74.4%	75.4%

Total SG&A	40.6%							35.9%	35.1%	35.5%	35.9%	35.6%	37.9%	36.2%

Research & Development	16.6%							11.9%	12.6%	12.3%	14.6%	13.0%	17.2%	14.0%

Income Before Income Taxes	10.4%							30.5%	29.0%	29.7%	23.0%	27.6%	17.1%	25.2%

Income Taxes	2.1%							7.0%	6.7%	6.8%	5.3%	6.4%	3.9%	5.8%

Net Income	8.3%							23.5%	22.3%	22.9%	17.7%	21.3%	13.2%	19.4%

* 4th quarter and year-to-date 2002 includes a pre-tax $150 provision to increase litigation reserves.

Note: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
ANTI-INFECTIVE/ANTICANCER PRODUCT SALES
(Dollars in Millions)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		1st Qtr.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$1st Qtr.

U.S.:	303							411	420	830	472	1,302	580	1,881	(26%)

Intron franchise*	279							342	377	719	426	1,145	544	1,689	(18%)

Temodar	26							34	47	80	42	122	36	158	(24%)

Other	(2)							35	(4)	31	4	35	-	34	N/M

International:	477							387	471	858	485	1,343	508	1,851	23%

Caelyx	22							14	**	**	**	**	**	**	56%

Intron franchise*	237							215	282	497	277	774	273	1,047	10%

Remicade	114							60	76	137	92	228	109	337	89%

Temodar	34							25	28	53	34	87	33	120	34%

Other	70							73	85	171	82	254	93	347	(4%)

Total:	781							797	891	1,688	957	2,645	1,088	3,733	(2%)

Caelyx	22							14	**	**	**	**	**	**	56%

Intron franchise*	516							556	659	1,216	703	1,919	817	2,736	(7%)

Remicade	114							60	76	137	92	228	109	337	89%

Temodar	59							59	74	133	76	209	69	278	1%

Other	70							108	82	202	86	289	93	382	(35%)

* The INTRON franchise consists of INTRON A, PEG-INTRON and REBETOL.
** 2002 sales of CAELYX are included in the Other line.

Notes: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
ALLERGY/RESPIRATORY PRODUCT SALES
(Dollars in Millions)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		1st Qtr.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$1st Qtr.

U.S:	213							805	899	1,703	579	2,282	124	2,406	(74%)

Clarinex	133							70	137	207	132	340	146	485	89%

Claritin Rx Franchise*	16							565	677	1,242	303	1,545	(121)	1,424	(97%)

Nasonex	34							101	54	155	124	279	80	359	(66%)

Proventil	17							59	30	89	22	111	17	128	(71%)

Other	13							10	1	10	(2)	7	2	10	30%

International:	240							209	249	458	226	684	214	898	15%

Clarinex	41							14	36	50	32	82	31	112	N/M

Claritin Rx Franchise	93							94	115	209	99	308	70	378	(1%)

Nasonex	44							37	47	83	36	119	45	164	21%

Other	62							64	51	116	59	175	68	244	(3%)

Total:	453							1,014	1,147	2,161	805	2,966	338	3,304	(55%)

Clarinex	173							85	173	258	164	422	176	598	N/M

Claritin Rx Franchise*	109							659	792	1,451	402	1,853	(51)	1,802	(83%)

Nasonex	79							138	101	238	160	398	125	523	(43%)

Proventil	17							59	30	89	22	111	17	128	(71%)

Other	75							73	51	125	57	182	71	253	3%

* OTC Claritin sales are now reported in the OTC category (see page 6).

Notes: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
CARDIOVASCULAR PRODUCT SALES
(Dollars in Millions)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		1st Qtr.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$1st Qtr.

U.S.:	100							95	89	184	74	258	78	336	5%

Integrilin	84							62	71	134	72	206	77	283	35%

Other	16							33	18	50	2	52	1	53	(52%)

International:	11							22	26	48	26	74	24	97	(49%)

Integrilin	5							6	6	12	5	17	4	20	(12%)

Other	6							16	20	36	21	57	20	77	(63%)

Total:	111							117	115	232	99	331	102	433	(5%)

Integrilin	89							68	78	146	77	223	81	304	31%

Other	22							49	37	86	22	108	21	129	(55%)

Notes: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
DERMATOLOGICALS, OTHER PHARMACEUTICAL, TOTAL PHARMACEUTICAL
(Dollars in Millions)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		1st Qtr.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$1st Qtr.

U.S.	18							32	20	52	27	79	53	132	(43%)
International	100							88	92	180	94	274	104	378	14%

Dermatologicals:	118							120	112	232	121	353	158	511	(1%)

Other Pharm:	166							159	209	368	158	526	239	764	4%

U.S.	648							1,337	1,441	2,778	1,156	3,934	885	4,819	(52%)
International	980							870	1,033	1,903	984	2,887	1,040	3,926	13%

Total Pharm:	1,629							2,207	2,474	4,681	2,140	6,821	1,925	8,745	(26%)

Notes: Excluding exchange, international pharmaceutical sales were flat for the first quarter of 2003 versus 2002.

All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
ANIMAL HEALTH, OTC, FOOT CARE, SUN CARE & CONSOLIDATED SALES
(Dollars in Millions)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		1st Qtr.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$1st Qtr.

U.S.	45							57	49	106	59	165	62	227	(21%)
International	98							94	122	215	103	318	131	450	4%

Animal Health:	143							150	171	321	162	483	193	677	(5%)

OTC:	155							41	39	79	40	119	155	275	N/M

OTC Claritin	125							0	0	0	0	0	105	105	N/M

Other OTC	30							41	39	79	40	119	50	170	(27%)

Foot Care:	66							76	83	160	65	225	66	290	(13%)

Sun Care:	81							82	66	148	14	162	31	193	-

U.S.	970							1,577	1,659	3,236	1,324	4,560	1,201	5,761	(39%)
International	1,103							979	1,175	2,153	1,096	3,250	1,169	4,419	13%

Total Consolidated:	2,074							2,556	2,833	5,389	2,421	7,810	2,370	10,180	(19%)

All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

MISCELLANEOUS DATA
(Dollars in Millions)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$	$	$	$	$

Consolidated Sales
Growth Rates:
As Reported	(19%)							11%	8%	9%	2%	7%	(4%)	4%
Excluding Exchange	(24%)							13%	8%	10%	(1%)	7%	(6%)	3%

Other, Net
Interest Income	$13							$17	$18	$35	$18	$53	$22	$75
Interest Expense	(13)							(5)	(12)	(17)	(4)	(21)	(6)	(28)
FX Gains/(Losses)	(1)							2	2	4	(1)	4	(2)	2
Other Income/(Expense)*	(12)							12	8	19	(9)	11	(66)	(55)

Total - Other, Net	($13)							$26	$16	$41	$4	$47	($52)	($6)

Effective Tax Rate	20.0%							23.0%	23.0%	23.0%	23.0%	23.0%	23.0%	23.0%

* 4th quarter and year-to-date 2002 includes a pre-tax $150 provision to increase litigation reserves.

Note: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

Have you visited Schering-Plough's new Investor Relations Web Site?

http://ir.schering-plough.com

Here's some of the information you can find on the Web site:

-- Annual Reports			-- Investor presentations and webcasts
-- Press releases			-- Corporate governance information
-- SEC filings			-- Various stock price information						Geraldine U. Foster			908-298-7410
-- Investor Publications
* SGP Product Pipeline									Lisa W. DeBerardine			908-298-7437
* SGP Financial Update
* SGP Investor Financial Review									Janet M. Barth			908-298-7417

Last Updated on 4/18/03
By Schering Plough